MONTHLY SERIES 2000-1 CERTIFICATEHOLDERS' STATEMENT
                       THE FIRST NATIONAL BANK OF ATLANTA
                        WACHOVIA CREDIT CARD MASTER TRUST

         Listed below is the information which is required to be prepared with respect to the distribution date of October 16, 2000 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
         Original Certificate Principal Amount)

         1.     The amount of the current monthly distribution in respect of Class A Monthly Principal                         $0.00

         2.     The amount of the currently monthly distribution in respect of Class B Monthly Principal                       $0.00

         3.     The amount of the currently monthly distribution in respect of Collateral Monthly Principal                    $0.00

         4.     The amount of the currently monthly distribution in respect of Class A Monthly Interest                        $5.83

         5.     The amount of the currently monthly distribution in respect of Class A Deficiency Amounts                      $0.00

         6.     The amount of the currently monthly distribution in respect of Class A Additional Interest                     $0.00

         7.     The amount of the currently monthly distribution in respect of Class B Monthly Interest                        $6.03

         8.     The amount of the currently monthly distribution in respect of Class B Deficiency Amounts                      $0.00

         9.     The amount of the currently monthly distribution in respect of Class B Additional Interest                     $0.00

         10.    The amount of the currently monthly distribution in respect of Collateral Monthly Interest                     $6.39

         11.    The amount of the currently monthly distribution in respect of any
                accrued and unpaid Collateral Monthly Interest                                                                 $0.00

E.       Information Regarding the Performance of the Trust

         1.     Collection of Principal Receivables
                (a)     The aggregate amount of Collections of Principal
                        Receivables processed during the related Monthly Period
                        which were allocated in respect of the Class A
                        Certificates                                                                                  $61,482,529.60
                (b)     The aggregate amount of Collections of Principal
                        Receivables processed during the related Monthly Period
                        which were allocated in respect of the Class B
                        Certificates                                                                                   $5,063,267.14
                (c)     The aggregate amount of Collections of Principal
                        Receivables processed during the related Monthly Period
                        which are allocated in respect of the Collateral
                        Interest                                                                                       $5,786,591.02

         2.     Principal Receivables in the Trust
                (a)     The aggregate amount of Principal Receivables in the
                        Trust as of the end of the day on the last day of the
                        related Monthly Period                                                                     $3,365,152,571.28

                (b)     The amount of Principal Receivables in the Trust
                        represented by the Investor Interest of Series 2000-1 as
                        of the end of the day on the last day of the related
                        Monthly Period                                                                               $750,000,000.00
                (c)     The amount of Principal Receivables in the Trust
                        represented by the Series 2000-1 Adjusted Investor
                        Interest as of the end of the day on the last day of the
                        related Monthly Period                                                                       $750,000,000.00
                (d)     The amount of Principal Receivables in the Trust
                        represented by the Class A Investor Interest as of the
                        end of the day on the last day of the related Monthly
                        Period                                                                                       $637,500,000.00
                (e)     The amount of Principal Receivables in the Trust
                        represented by the Class A Adjusted Investor Interest as
                        of the end of day on the last day of the related Monthly
                        Period                                                                                       $637,500,000.00
                (f)     The amount of Principal Receivables in the Trust
                        represented by the Class B Investor Interest as of the
                        end of the day on the last day of the related Monthly
                        Period                                                                                        $52,500,000.00
                (g)     The amount of Principal Receivables in the Trust
                        represented by the Collateral Interest as of the end of
                        the date on the last day of the related Monthly Period
                                                                                                                      $60,000,000.00
                (h)     The Floating Investor Percentage with respect to the
                        related Monthly Period                                                                              22.1464%
                (i)     The Class A Floating Allocation with respect to the
                        related Monthly Period                                                                              85.0000%
                (j)     The Class B Floating Allocation with respect to the
                        related Monthly Period                                                                               7.0000%
                (k)     The Collateral Floating Allocation with respect to the
                        related Monthly Period                                                                               8.0000%
                (l)     The Fixed Investor Percentage with respect to the
                        related Monthly Period                                                                              22.1464%
                (m)     The Class A Fixed Allocation with respect to the related
                        Monthly Period                                                                                      85.0000%
                (n)     The Class B Fixed Allocation with respect to the related
                        Monthly Period                                                                                       7.0000%
                (o)     The Collateral Fixed Allocation with respect to the
                        related Monthly Period                                                                               8.0000%

         3.     Delinquent Balances
                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                              Aggregate                                                   Percentage
                                                               Account                                                      of Total
                                                               Balance                                                   Receivables

                (a)    30 - 59 days:                            $39,751,400.36                                               1.1637%
                                                                ---------------
                (b)    60 - 89 days:                            $24,037,802.30                                               0.7037%
                                                                ---------------
                (c)    90 - or more days:                       $42,513,276.85                                               1.2446%
                                                                ---------------
                                                Total:         $106,302,479.51                                               3.1120%
                                                               ----------------

         4.     Investor Default Amount

                (a)    The Aggregate Investor Default Amount for the related Monthly Period                            $2,919,231.77

                (b)    The Class A Investor Default Amount for the related Monthly Period                              $2,481,347.00

                (c)    The Class B Investor Default Amount for the related Monthly Period                                $204,346.22

                (d)    The Collateral Default Amount for the related Monthly Period                                      $233,538.54

         5.     Investor Charge Offs

                (a)    The aggregate amount of Class A Investor Charge-Offs for the related
                       Monthly Period                                                                                          $0.00

                (b)    The aggregate amount of Class A Investor Charge-Offs set forth in 5 (a) above per
                       $1,000 of original Certificate principal amount                                                         $0.00

                (c)    The aggregate amount of Class B Investor Charge-Offs for the related
                       Monthly Period                                                                                          $0.00

                (d)    The aggregate amount of Class  B Investor Charge-Offs set forth
                       in 5 (c) above per $1,000 of original certificate principal amount                                      $0.00

                (e)    The aggregate amount of Collateral Charge-Offs for the related Monthly Period                           $0.00

                (f)    The aggregate amount of Collateral Charge-Offs set
                       forth in 5 (e) above per $1,000 of original certificate principal amount                                $0.00

                (g)    The aggregate amount of Class A Investor Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this Distribution Date                                       $0.00

                (h)    The aggregate amount of Class A Investor Charge-Offs set
                       forth in 5 (g) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date immediately preceding this
                       Distribution Date                                                                                       $0.00

                (i)    The aggregate amount of Class B Investor Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this Distribution Date                                       $0.00

                (j)    The aggregate amount of Class B Investor Charge-Offs set
                       forth in 5 (i) above per $1,000 original certificate
                       principal amount reimbursed on the Transfer Date immediately preceding this
                       Distribution Date                                                                                       $0.00

                (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                       on the Transfer Date immediately preceding this Distribution Date                                       $0.00

                (l)    The aggregate amount of Collateral Charge-Offs set forth
                       in 5(k) above per $1,000 original certificate principal
                       amount reimbursed on the Transfer
                       Date immediately preceding Distribution Date                                                            $0.00

         6.     Investor Servicing Fee

                (a)    The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
                       the related Monthly Period                                                                        $531,250.00

                (b)    The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
                       the related Monthly Period                                                                         $43,750.00

                (c)    The amount of the Collateral Interest Servicing Fee payable
                       by the Trust to the Servicer for the related Monthly Period                                        $50,000.00

         7.     Reallocations

                (a)    The amount of Reallocated Collateral Principal Collections with respect to
                       this Distribution Date                                                                                  $0.00

                (b)    The amount of Reallocated Class B Principal Collections with respect to this
                        Distribution Date                                                                                      $0.00

                (c)    The Collateral Interest as of the close of business on this Distribution Date                  $60,000,000.00

                (d)    The Class B Investor Interest as of the close of business on this Distribution Date            $52,500,000.00

         8.     Collection of Finance Charge Receivables

                (a)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period which
                       were allocated in respect of the Class A Certificate                                            $8,913,245.54

                (b)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period which
                       were allocated in respect of the Class B Certificates                                             $734,031.99

                (c)    The aggregate amount of Collections of Finance Charge
                       Receivables processed during the related Monthly Period which
                       were allocated in respect of the Collateral Interest                                              $838,893.70

         9.     Principal Funding Amount

                (a)    The principal amount on deposit in the Principal Funding Account on the
                       related Transfer Date                                                                                   $0.00

                (b)    The Accumulation Shortfall with respect to the related Monthly Period                                   $0.00

                (c)    The Principal Funding Investment Proceeds deposited in the Finance Charge Account                       $0.00
                       on the related Transfer Date

                (d)    The amount of all or the portion of the Reserve Draw
                       Amount deposited in the Finance Charge Account on the related Transfer Date from the Reserve Account


         10.    Reserve Draw Amount                                                                                            $0.00

         11.    Available Funds

                (a)    The amount of Class A Available Funds on deposit in the Finance Charge Account
                       on the related Transfer Date                                                                    $8,913,245.54

                (b)    The amount of Class B Available Funds on deposit in the Finance Charge Account
                       on the related Transfer Date                                                                      $734,031.99

                (c)    The amount of Collateral Available Funds on deposit in the Finance Charge Account
                       on the related Transfer Date                                                                      $838,893.70

         12.    Portfolio Yield

                (a)    The Portfolio Yield for the related Monthly Period                                                   13.1071%

                (b)    The Portfolio Adjusted Yield for the related Monthly Period                                           5.4624%

F.       Floating Rate Determinations

         1.     LIBOR for the interest Period ending on this Distribution Date                                              6.62125%


         The First National Bank
         of Atlanta
         Servicer

                                                By:  Michael L. Scheuerman
                                                Title:     Senior Vice President